Important News
   for Vanguard
   Shareholders

     Vanguard Balanced
            Index Fund

  Vanguard Index Trust

Vanguard Institutional
            Index Fund

Vanguard International
     Equity Index Fund

    Vanguard Municipal
             Bond Fund

        Vanguard State
       Tax-Free Funds:
           California,
              Florida,
           New Jersey,
             New York,
                 Ohio,
          Pennsylvania


   Please Vote
  Immediately!
 You can vote by
  mail, telephone,
or our website...
   details can
   be found on
  the enclosed
  proxy insert.

INFORMATION

Your Vanguard Fund will host a Special Meeting of Shareholders on July 24, 1998 at our headquarters in Malvern, Pennsylvania. The purpose is to vote on some important proposals affecting the Fund.

   The first few pages of this booklet summarize Vanguard's proposals and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of our proposals.

PROPOSAL 1: Reorganization Into a Delaware Business Trust

We want to reorganize your Fund into a Delaware business trust. Currently, your Fund is organized as either a Maryland corporation or a Pennsylvania trust.

Why? We expect this administrative change to save most Vanguard Funds (and, ultimately, their shareholders) a substantial amount of money in state taxes each year--$78,000 for Balanced Index Fund, $288,000 for International Equity Index Fund, and $1,581,000 for Municipal Bond Fund. The savings realized would reduce these Funds' expenses. Index Trust, Institutional Index Fund, and the State Tax-Free Funds would not realize tax savings as a result of the change, but they would benefit from the efficiency of being organized the same way as all other Vanguard Funds.

Key Points: The reorganization would not change your Fund's investment objective or policies(except for any changes approved by shareholders under Proposal 2). Your Fund also would keep the same Directors or Trustees, officers, investment advisers, and auditors. The change to a Delaware business trust will not subject State Tax-Free Fund shareholders' dividends to state income taxes.

                                  (continued on inside front cover)

                                           [LOGO OF VANGUARD GROUP APPEARS HERE]
                                       1

PROPOSAL 2: Seven Changes to Investment Limitations

We want to make a number of minor changes to the Vanguard Funds' fundamental investment limitations. Not all of these changes relate to your Fund; you will have the opportunity to vote separately on each change that does apply. Proposal 2a is the most important of these. It concerns an interfund lending program that we would like to establish for all Funds. This program would permit your Fund to borrow money from other Vanguard Funds as needed to make redemptions while awaiting payment for securities that it has sold. In addition, your Fund could lend its cash reserves to other Vanguard Funds to meet their temporary borrowing needs.

Why? Normally, your Fund has sufficient cash on hand to meet redemption requests. If not, however, the Fund can either delay paying shareholders for up to seven days--not an acceptable alternative--or pay them immediately by taking out a temporary loan. A temporary loan through the interfund lending program could be cheaper and easier for your Fund than borrowing from a bank. By lending money to other Funds through this program, your Fund could earn a better rate of interest on its cash reserves than it might receive from a bank.

Key Points: The interfund lending program would feature a number of safeguards to make sure it is fair and beneficial to all Vanguard Funds. One especially important safeguard is this: No Fund could borrow or lend money in the program unless it would get a more favorable interest rate than a typical bank would offer.

                                    --Q&A--


Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund!

Q. I've owned shares of Vanguard Funds for several years. Why is this the first notice I've received about a shareholder meeting?

A. Unlike publicly traded companies, most mutual funds do not hold shareholder meetings every year. Instead, they undertake this expensive process only when significant issues requiring shareholder approval come up--such as your Fund's plan to save on taxes by changing its form of organization. The last time all Vanguard Funds held shareholder meetings was in 1993.

Q. Who gets to vote?

A. Any person who owned shares of your Fund on the "record date," which was May 11, 1998, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q.How can I vote?

A.You can vote in any one of four ways:
  . Through the Internet at www.proxyvote.com (or by going to www.vanguard.com and clicking on "Proxy Voting").
  . By telephone, with a toll-free call to the number listed on your proxy card. . By mail, with the enclosed ballot.
  . In person at the meeting.
We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q.Is it hard to vote by Internet?

A.Not at all! If you have not yet visited Vanguard's website--at www.vanguard.com-this is a great opportunity to check it out. Scan our website and, when you're ready, click on the "Proxy Voting" link on our homepage to access www.proxyvote.com (the voting location).Problems? Please call us at 1-800-891-5345.

Q.I plan to vote by mail. How should I sign my proxy card?

A.If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                         VANGUARD BALANCED INDEX FUND
                             VANGUARD INDEX TRUST
                       VANGUARD INSTITUTIONAL INDEX FUND
                   VANGUARD INTERNATIONAL EQUITY INDEX FUND
                         VANGUARD MUNICIPAL BOND FUND
                        VANGUARD STATE TAX-FREE FUNDS--
                       CALIFORNIA, FLORIDA, NEW JERSEY,
                       NEW YORK, OHIO, AND PENNSYLVANIA

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  Your Vanguard Fund will host a Special Meeting of Shareholders on FRIDAY, JULY 24, 1998, AT 9:30 A.M., EASTERN TIME. This will be a joint meeting for all the Vanguard Funds listed above. It will be held at Vanguard's Malvern, Pennsylvania headquarters, at 100 Vanguard Boulevard, in the Majestic Build-ing. At the meeting, we'll ask shareholders to vote on:

  1. A proposal to reorganize your Fund into a Delaware business trust.

  2. Seven proposed changes to your Fund's fundamental investment limita-tions (none of which would alter your Fund's current investment objective).

  3. Any other business properly brought before the meeting.

                             By Order of the Board of Directors/Trustees
                             Raymond J. Klapinsky, Secretary
                             100 Vanguard Boulevard
                             Malvern, PA 19355

May 11, 1998


                          YOUR VOTE IS IMPORTANT!

 YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, AT OUR WEBSITE, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                          VANGUARD BALANCED INDEX FUND
                              VANGUARD INDEX TRUST
                       VANGUARD INSTITUTIONAL INDEX FUND
                    VANGUARD INTERNATIONAL EQUITY INDEX FUND
                          VANGUARD MUNICIPAL BOND FUND
                        VANGUARD STATE TAX-FREE FUNDS--
                        CALIFORNIA, FLORIDA, NEW JERSEY,
                        NEW YORK, OHIO, AND PENNSYLVANIA

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JULY 24, 1998

                                PROXY STATEMENT


                                INTRODUCTION

   This is a combined proxy statement for the Vanguard Funds listed at the top of this page. We've divided the proxy statement into five parts:

   Part 1--An Overview begins on page 2.

   Part 2--Your Fund's Proposals--the longest part--also begins on page 2.

   Part 3--More on Proxy Voting and Shareholder Meetings begins on page 14.

   Part 4--Fund Information begins on page 16.

   Part 5--Director/Trustee Information begins on page 17.

   Please be sure to read the entire proxy statement before casting your vote. Questions? Call us at 1-800-891-5345 (individual investors) or 1-800-523-1188 (participants in company-sponsored retirement plans admin-istered by Vanguard). This proxy statement was first mailed to sharehold-ers the week of May 11, 1998.

PART 1--AN OVERVIEW

  The Board of Directors/Trustees has sent you this proxy statement to ask for your vote on several proposals affecting your Fund. This table summarizes the proposals and how they apply to the eleven Vanguard Funds that have scheduled a shareholder meeting for July 24, 1998.

PROPOSAL                                          FUNDS AFFECTED
--------                                          --------------
1. Reorganization into a Delaware   Business
  Trust                                           All Funds
2. Investment Limitation Changes
 a.Interfund lending program                      All Funds except the Mid
                                                    Capitalization Stock, Small
                                                    Capitalization Value Stock,
                                                    and Small Capitalization
                                                    Growth Stock Portfolios of
                                                    Vanguard Index Trust
 b.Borrowing money and pledging assets            All Funds
                                                  Municipal Bond Fund, State
 c.Investments in securities owned by affiliates    Tax-Free Funds
 d.Bonds secured by interests in oil, gas, or     Municipal Bond Fund, State
      mineral programs                              Tax-Free Funds
 e.Investing in companies for control             Municipal Bond Fund
 f.Investments in a single state                  Municipal Bond Fund
                                                  All State Tax-Free Funds
 g.Investments in industrial revenue bonds          (except New Jersey)

-------------------------------------------------------------------------------

PART 2--YOUR FUND'S PROPOSALS

PROPOSAL 1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST (ALL FUNDS)

  The Board of Directors/Trustees has approved a plan to reorganize your Fund into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO REDUCE THE AMOUNT OF STATE TAXES THAT THE VANGUARD FUNDS PAY ANNUALLY. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

  . Why we want to reorganize your Fund.

  . How we plan to accomplish the reorganization.

  . How the reorganization will affect your Fund.

  . How a Delaware business trust compares to your Fund's current legal structure.

  . How many shareholder votes we need to approve the reorganization.

A. WHY WE WANT TO REORGANIZE YOUR FUND

  MOST VANGUARD FUNDS WILL PAY LESS TAXES AS BUSINESS TRUSTS. This is true of Balanced Index Fund, International Equity Index Fund, and Municipal Bond Fund. Each of these Funds currently pays foreign franchise taxes to the Commonwealth of Pennsylvania. This tax applies to these Funds because they are headquar-tered in Pennsylvania and are "foreign" corporations--that is, organized as corporations under the laws of a different state, Maryland. If these Funds were instead organized in the form of a business trust (as many mutual funds are), they would be exempt from the Pennsylvania foreign franchise tax. As business trusts, these Funds would be subject to a different tax, the Pennsyl-vania county personal property tax. However, Pennsylvania counties generally have stopped assessing personal property taxes. This is because the Pennsylva-nia courts are expected to declare the personal property tax unconstitutional. (The U.S. Supreme Court declared a similar North Carolina tax unconstitutional in 1996.) We believe it unlikely that the Vanguard Funds, as reorganized, would become subject to the personal property tax in the foreseeable future. If the personal property tax were reinstated, or any similar state tax were imposed, we would reevaluate the Funds' options at that time.

  The following table shows (i) the amount of Pennsylvania foreign franchise taxes paid by your Fund for its last fiscal year; and (ii) the amount of Penn-sylvania personal property taxes that your Fund would have paid if it had been organized as a business trust for the last fiscal year.

                                      LAST YEAR'S      SAME BILL AS A
FUND                             PENNSYLVANIA TAX BILL BUSINESS TRUST
----                             --------------------- --------------
Balanced Index Fund                   $   78,000            $ 0
Index Trust                           $        0            $ 0
Institutional Index Fund              $        0            $ 0
International Equity Index Fund       $  288,000            $ 0
Municipal Bond Fund                   $1,581,000            $ 0
State Tax-Free Funds                  $        0            $ 0

  "Last Year's Pennsylvania Tax Bill" is the approximate amount that we expect to save your Fund ANNUALLY by reorganizing it into a Delaware business trust. These anticipated savings are based on the size of your Fund during its last fiscal year. If your Fund grows, so will the amount of its tax savings as a business trust. Of course, the ONE-TIME costs of reorganizing will offset your Fund's tax savings to a limited extent. These costs, which mostly relate to the printing, mailing, and tabulation of proxies, are estimated at $31,000 for Balanced Index Fund; $1,558,000 for Index Trust; $16,000 for Institutional In-dex Fund; $113,000 for International Equity Index Fund; $268,000 for Municipal Bond Fund; $37,000 for California Tax-Free Fund; $7,000 for Florida Insured Tax-Free Fund; $24,000 for New Jersey Tax-Free Fund; $18,000 for New York Tax-Free Fund $6,000 for Ohio Tax-Free Fund; and $38,000 for Pennsylvania Tax-Free Fund. (THE FUNDS THAT GAIN NO TAX BENEFITS BY REORGANIZING EXPECT TO ACHIEVE OTHER GOALS THROUGH THIS PROXY, AS DESCRIBED IN PROPOSAL 2.)

  SOME FUNDS ARE ALREADY ORGANIZED AS TRUSTS. This is true of Index Trust, In-stitutional Index Fund, and the State Tax-Free Funds. Each of these Funds is currently organized as either a Pennsylvania business trust or a Pennsylvania common law trust, and therefore pays no Pennsylvania foreign franchise taxes. We propose to reorganize these Funds into DELAWARE business trusts to take ad-vantage of that state's more favorable mutual fund climate, and to gain the administrative convenience of having them organized the same way as all other Vanguard Funds. The change will not increase or decrease these Funds' tax lia-bility.

  DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize your Fund as a DELAWARE business trust because that state's business trust law contains provisions that are well suited to mutual funds. The "move" to Dela-ware will be largely on paper; your Fund will continue to operate out of Penn-sylvania, just as it does now.

B. HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors/Trustees has approved a written Agreement and Plan of Reorganization for your Fund. This document spells out the terms and conditions that will apply to your Fund's reorganization into a Delaware business trust.

  THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware business trust especially for your Fund. Prior to the reorganization, this trust will issue a single share--to your Fund. Second, if this proposal is ap-proved, your Fund will transfer all of its assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve your Fund's Maryland corporate entity or Pennsylvania trust entity.

  EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorgani-zation will take place as soon as feasible after your Fund receives the neces-sary regulatory approvals and legal opinions. We think this could be accom-plished by October of 1998. However, at any time prior to the reorganization, the Board of Directors/Trustees may decide that it is in the best interest of your Fund and its shareholders not to go forward with this project. If that happens, your Fund will continue to operate as it is currently organized.

C.  HOW THE REORGANIZATION WILL AFFECT YOUR FUND

  YOUR FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISERS, AND FISCAL YEAR WILL STAY THE SAME. The reorganization will not change any of these. AL-SO, STATE TAX-FREE FUND SHAREHOLDERS CAN BE ASSURED THAT THE CHANGE TO A DELA-WARE BUSINESS TRUST WILL NOT SUBJECT THEIR DIVIDENDS TO STATE INCOME TAXES. That said, we are asking shareholders to waive temporarily any existing in-vestment restrictions that would otherwise prohibit the reorganization. (For instance, many mutual funds are prohibited from acquiring control of any company. As part of the reorganization, however, your Fund would be acquiring control of the newly formed trust.) Your vote in favor of the reorganization will operate as a tem-porary waiver of any such restrictions.

  THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE. On the day of the reorganization, the newly formed trust's share price will be the same as that of your Fund. The reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any de-clared but undistributed dividends or capital gains for your Fund will carry over in the reorganization.

  YOUR FUND'S EXISTING DIRECTORS/TRUSTEES WILL BE REELECTED. Federal securi-ties laws require that at least one-half of your Fund's Directors/Trustees be elected by shareholders. While your Fund more than meets this standard now, that technically will not be true once it reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal as authorization to elect your Fund's current Board members to the same positions with the trust. This approach will avoid the considerable expense of printing, mailing, and tabu-lating more proxies after the reorganization. (Please refer to Part 5 of this proxy statement for detailed information concerning your Directors/Trustees.)

  YOUR FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization as ratification of your Fund's ex-isting independent auditors, Price Waterhouse LLP.

  Price Waterhouse is the independent auditor for all Vanguard Funds. In this role, Price Waterhouse audits and certifies the Funds' financial statements. Price Waterhouse also reviews the Funds' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither Price Waterhouse nor any of its partners have any direct or material indirect finan-cial interest in the Vanguard Funds. If you wish to request the attendance of a Price Waterhouse representative at the shareholder meeting, you should con-tact the Fund's Secretary at 100 Vanguard Boulevard, Malvern, PA 19355.

  THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the reorganization until this point is confirmed by an IRS ruling or opinion of counsel. Follow-ing the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

  VOTING RIGHTS WILL BE BASED ON THE DOLLAR AMOUNT OF YOUR INVESTMENT. After the reorganization, your voting rights will become "dollar-based"--which is a different voting rights system than your Fund uses now. Currently, all Van-guard

Funds provide shareholders with one vote for each share that they own. This share-based system treats shareholders equitably so long as all shares of a particular Fund have the same share price. However, fairness tends to erode when a Fund offers more than one series of shares (we often refer to these as "portfolios") or more than one class of shares. The share prices of a Fund's different portfolios inevitably diverge over time due to their different in-vestment programs. Similarly, the share prices of a Fund's different share classes will deviate over time because of their different expense structures. As a result, when issues are voted at the Fund level, the owners of lower-priced shares have relatively greater voting clout than the owners of higher-priced shares. The change to dollar-based voting will ensure that sharehold-ers' voting rights remain proportionate to their financial interests. Many Vanguard Funds currently offer only one portfolio or class of shares; however, dollar-based voting rights would apply to any additional portfolios or share classes that these Funds might offer in the future.

  YOUR FUND WILL STOP ISSUING SHARE CERTIFICATES AND WILL CONVERT ANY OUT-STANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few investors hold share certificates as physical evidence of their mu-tual fund investments. Instead, investors' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:

  . They present opportunities for theft, loss and fraud--and therefore of-fer less protection to shareholders, rather than more.

  . They're especially inconvenient--you must return your certificates to the fund before your shares can be redeemed or exchanged.

  In light of these downsides and the minimal demand for share certificates, your Fund will stop issuing them after the reorganization. In addition, your Fund will convert any outstanding share certificates to record entry form. This will not happen automatically; we will arrange conversion details sepa-rately with the Fund's certificate holders.

D. HOW A DELAWARE BUSINESS TRUST COMPARES TO YOUR FUND'S    CURRENT LEGAL
STRUCTURE

  Federal securities laws have much to say about the way that mutual funds op-erate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following dis-cussion compares the state law and documents currently governing your Fund with the state law and documents that will apply if it reorganizes as a Dela-ware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. (You or your attorney would need to review the laws and Fund documents firsthand for that sort of analysis.) We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation or Pennsylvania trust--your Fund's present legal structure.

  SHAREHOLDER LIABILITY. Shareholders of a Fund organized as a Maryland corpo-ration or Delaware business trust generally have no personal liability for the

Fund's obligations. By contrast, shareholders of a Fund organized as a Penn-sylvania trust theoretically could have this type of liability if the Fund had no remaining assets to pay its obligations.

  DIRECTOR/TRUSTEE LIABILITY AND INDEMNIFICATION. With a Maryland corporation, Directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the Fund's best in-terests. The same is generally true for the Trustees of a Pennsylvania or Del-aware business trust, if so provided in the Fund's governing documents. Under each legal structure, the Fund can indemnify its Directors/Trustees from claims and expenses arising out of their service to the Fund--unless, that is, a Director/Trustee has acted improperly in a particular matter.

  SHAREHOLDER VOTING RIGHTS AND MEETINGS. Under a Fund organized as a Maryland corporation or a Pennsylvania trust, shareholders' voting rights currently are based on the number of shares that they own. As we explained on page 5, as a Delaware business trust, your Fund would shift to a dollar-based voting rights system. As a Maryland corporation, a Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 25% or more of the Fund's votes. For a Pennsylvania trust, 20% is the required per-centage. As Delaware business trusts, the Funds will adopt a 25% standard.

  SHARE CERTIFICATES. Funds organized as Maryland corporations generally issue share certificates to their investors upon request. Funds organized as Penn-sylvania or Delaware business trusts are not required to issue share certifi-cates. As explained on page 6, following the reorganization, your Fund will stop issuing share certificates and will convert any outstanding certificates to record entry form.

E. HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

  To go forward with the reorganization, a majority of your Fund's outstanding shares on May 11, 1998, must vote in favor of this proposal. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

PROPOSAL 2. SEVEN CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS

  2A. INTERFUND LENDING PROGRAM (ALL FUNDS EXCEPT THE MID CAPITALIZATION STOCK, SMALL CAPITALIZATION VALUE STOCK AND SMALL CAPITALIZATION GROWTH STOCK PORTFOLIOS OF INDEX TRUST)

  We want to establish an interfund lending program for all Vanguard Funds, including the ones that are not covered in this proxy statement. (From the caption above, you'll see that Index Trust's newest portfolios are excluded from this proposal. That's because these new portfolios already have the abil-ity to engage in interfund loans.) The program will allow the Vanguard Funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. THE FUNDS WILL NOT USE THIS PROGRAM TO LEVERAGE THEIR INVEST-MENTS. The U.S. Securities and Exchange Commission has granted permission for the Vanguard Funds to participate in this program, subject to several condi-tions. We need shareholder approval, as well. In the following paragraphs we explain these important points:

  . Why your Fund would want to borrow money.

  . Why your Fund would want to lend money.

  . How the interfund lending program will work.

  . What safeguards will ensure fair and beneficial treatment of your Fund.

  . What your Fund's new investment limitation will say.

  . How many shareholder votes we need to approve the interfund lending pro-gram.

  YOUR FUND WOULD BORROW MONEY TO MEET REDEMPTION REQUESTS WHILE AWAITING THE PROCEEDS OF SECURITIES SALES. Normally, your Fund has sufficient cash on hand to satisfy all redemption requests. However, at times your Fund could be short on cash while awaiting settlement of its securities trades (typically a three-business-day process). While the law permits your Fund to defer redemption payments for up to seven days, we know that shareholders prefer to be paid im-mediately. This is the sole circumstance--and an unusual one, at that--under which your Fund would want to borrow money.

  YOUR FUND ROUTINELY LENDS MONEY TO BANKS--THROUGH REPURCHASE AGREEMENTS--TO GENERATE INCOME ON ITS CASH RESERVES. All Funds--including yourown--maintain cash reserves to satisfy day-to-day redemption requests. Funds put their cash reserves to work by entering into repurchase agreements with banks (and other institutions, as well). In essence, these transactions are loans from the Fund to a bank. The Fund acquires a short-term, high-quality security from the bank, which, in turn, agrees to buy that same security back from the Fund the next day--at a higher price. The difference between the purchase and resale prices represents the Fund's "interest" on the loan.

  THE NEW PROGRAM WILL LET VANGUARD MATCH THE BORROWING AND LENDING NEEDS OF DIFFERENT FUNDS--TO EVERYONE'S BENEFIT. On a given day, some Vanguard Funds may wish to meet redemptions by borrowing money from banks, and other Vanguard Funds may wish to generate additional income by lending money to banks. Under the interfund lending program, Vanguard could match borrowing Funds with lend-ing Funds. Vanguard would then arrange loans between the matched Funds, in keeping with a master loan agreement and the SEC's conditions for this pro-gram. By dealing with each other instead of banks, the Funds will be able to borrow money more cheaply and lend money more profitably. This is because (i) there will be no bank fees for these transactions, and (ii) we will have elim-inated the banks' spread--that is, the difference between the rates that they typically charge borrowers and pay lenders. In addition, the interfund lending program will allow the Funds to forego the otherwise prudent--but expensive-- step of maintaining a committed line of credit with a bank to cover any emergency borrowing needs. (We estimate that, altogether, the Vanguard Funds will save more than $800,000 annually by eliminating the need for a committed line of credit.)

  INTERFUND LOANS WILL PRESENT VERY LITTLE CREDIT RISK. When it lends money to another Fund, your Fund would be subject to credit risk--the possibility that the other Fund might fail to repay the loan. But your Fund faces this same type of risk when it lends money to a bank, through a repurchase agreement. And we believe that the risk is extremely small in both cases. Below we de-scribe various safeguards designed to minimize the credit risk of interfund loans.

  THESE SAFEGUARDS ARE IN PLACE TO ENSURE FAIR AND BENEFICIAL TREATMENT OF ALL VANGUARD FUNDS. No Vanguard Fund will be permitted to borrow or lend through the program unless it gets a more favorable interest rate than is available from a typical bank. Other important protections for your Fund include these points:

  (i) Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.

  (ii) Funds that borrow money must fully secure their interfund loans OR have total assets at least 10 times greater than the amount of the loan.

  (iii) Equity Funds will be permitted to loan no more than 5% of their net assets through the interfund lending program; bond Funds could lend no more than 7.5%; and money market Funds could lend no more than 10%.

  (iv) All interfund loans will be very short-term. They must be repaid within the time it takes for securities trades to settle, not to ex-ceed seven days.

  (v) No Fund can use the interfund lending program to borrow an amount larger than 125% of its total net cash redemptions for the preceding seven calendar days.

  (vi) A lending Fund may call in its loans on one business day's notice to the borrowing Fund.

  (vii) Each Fund will continue to maintain noncommitted loan arrangements with banks to provide for situations where an interfund loan is not possible or beneficial.

  (viii) Each Fund's Board of Directors/Trustees will monitor the interfund lending program to make sure that the interfund loan rate formula and the Fund's participation in the program continue to be appro-priate.

  YOUR FUND WILL ADOPT A NEW INVESTMENT POLICY TO PROVIDE FOR INTERFUND LOANS. Your Fund's existing investment policies on borrowing and lending do not allow for interfund loans. If shareholders approve this proposal, we'll adopt a new investment policy which states that your Fund can borrow and lend money through the interfund loan program so long as it complies with SEC conditions. We'll designate this new policy as "fundamental," meaning that your Fund will not be able to change it in the future without shareholder approval.

  HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE INTERFUND LENDING. Share-holders of each Fund's separate portfolios (if any) will vote separately on this proposal. Each Fund's or portfolio's participation in the interfund lend-ing program must be approved by the lesser of (i) a majority of the Fund's or portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares vot-ed, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE INTERFUND LENDING PROGRAM.

  2B. BORROWING MONEY AND PLEDGING ASSETS (ALL FUNDS)

  We want to establish standard limits on (i) the total amount of money that each Vanguard Fund can borrow from all sources and (ii) the assets that each Fund can pledge to secure any loans. This proposal ties in with proposal 2a., concerning the interfund lending program. BY STANDARDIZING THE FUNDS' BORROW-ING AND PLEDGE LIMITS, WE EXPECT TO SIMPLIFY VANGUARD'S ADMINISTRATION OF THE INTERFUND LENDING PROGRAM. As you can see from the following table, currently there is a good deal of variation in the Funds' stated borrowing and pledge limitations:

FUND                             BORROWING LIMIT   PLEDGE LIMIT
----                             ---------------   ------------
Balanced Index Fund              15% of net        5% of total
                                   assets            assets
Index Trust                      15% of net        5% of total
                                   assets            assets
Institutional Index Fund         15% of net        5% of total
                                   assets            assets
International Equity Index Fund  15% of total      5% of total
                                   assets, taken     assets
                                   at the lower
                                   of their value
                                   or cost
Municipal Bond Fund              10% of total      10% of total
                                   assets            assets
State Tax-Free Funds             10% of total      10% of total
                                   assets            assets

  The Funds' different investment objectives do not explain the variations in their borrowing and pledge limits. Rather, these variations arise from the fact that many different attorneys and regulators have worked with the Funds over the years. We would like to realign these Funds' limits with the other Vanguard Funds by establishing a uniform 15% OF NET ASSETS limitation on any money borrowed or assets pledged. Any future changes to this policy would re-quire shareholder approval. Keep in mind that borrowing money and pledging as-sets are not integral parts of your Fund's investment program. As we explained in the interfund lending discussion, your Fund would borrow money only to meet redemptions while awaiting the proceeds of securities sales.

  HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE 15% BORROWING AND PLEDGE LIMIT. Shareholders of each Fund's separate portfolios (if any) will vote separately on this proposal. Each Fund's or portfolio's adoption of the 15% borrowing and pledge limit must be approved by the lesser of (i) a majority of the Fund's or portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE STANDARD BORROWING AND PLEDGE LIMITS.

  2C. INVESTMENTS IN SECURITIES OWNED BY AFFILIATES (MUNICIPAL BOND FUND,
       STATE TAX-FREE FUNDS)

  We want to eliminate your Fund's policy of avoiding investments in securi-ties issued by companies whose securities are owned in certain amounts by Directors/Trustees, officers, and key advisory personnel. THIS POLICY IS WELL-INTENTIONED, BUT WRONGLY FOCUSED AND UNNECESSARY FOR YOUR FUND. Having origi-nated many years ago with now obsolete state securities laws, which were in-tended to prevent conflicts of interest in the management of mutual funds, the policy generally states that your Fund will not:

    Purchase or retain securities of an issuer if an officer or director of the Fund or its investment adviser owns benefi-cially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

  Confused? You're not alone. Preventing conflicts of interest in fund manage-ment is, of course, a critically important objective. However, we believe that your Fund's Code of Ethics is the best way to accomplish this objective. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Directors/Trustees, officers, key advi-sory personnel and a wide range of Vanguard employees. Our Code of Ethics sup-plements management's separate fiduciary obligation to act with the Fund's best interests at heart. It places the burden of avoiding potential conflicts squarely on those who would stand to gain by inappropriately influencing or benefiting from your Fund's investment program. The current policy takes the opposite approach--it potentially restricts your Fund's investments. In other words, the current policy subordinates your Fund's investment interests to those of its Directors/Trustees, officers and key advisory personnel. We be-lieve that this is wrong.

  HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY CONCERNING IN-VESTMENTS IN SECURITIES OWNED BY AFFILIATES. Shareholders of each Fund's sepa-rate portfolios (if any) will vote separately on this proposal. Each Fund's or portfolio's elimination of this policy will require approval by the lesser of
(i) a majority of the Fund's or portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

  2D. BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS (MUNICIPAL
       BOND FUND, STATE TAX-FREE FUNDS)

  We want to amend your Fund's current policy that prohibits investments in interests in oil, gas, or other mineral exploration or development programs. OUR GOAL IS TO CLARIFY THAT WHILE YOUR FUND CANNOT INVEST DIRECTLY IN OIL, GAS OR MINERAL PROGRAMS, IT CAN INVEST IN BONDS AND MONEY MARKET INSTRUMENTS SE-CURED BY INTERESTS IN THESE PROGRAMS. We expect this clarification to increase your Fund's investment options, without increasing its risk. The reason there should be no increase in risk is that your Fund will stick to its existing credit quality guidelines for bond and money market investments. Shareholder approval of this proposal will not alter your Fund's investment objective or any of its other policies. In particular, this proposal will not interfere with your Fund's policy of generating only Federal tax-exempt income (Munici-pal Bond Fund) or Federal and state tax-exempt income (State Tax-Free Funds).

  Like proposal 2c. above, this proposal concerns a policy that originated many years ago with now obsolete state securities laws. Some might argue that your Fund's current policy on investments in oil, gas or mineral programs does not prohibit investments in bonds and money market instruments secured by in-terests in these programs. However, we believe that it's best to clarify the scope of the policy through a shareholder vote.

  HOW MANY SHAREHOLDER VOTES WE NEED TO CLARIFY THAT INVESTMENTS IN BONDS AND MONEY MARKET INSTRUMENTS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS ARE PERMITTED. Shareholders of each Fund's separate portfolios will vote sepa-rately on this proposal. Each portfolio's revision of the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE TO REVISE THIS POLICY.

  2E. INVESTING IN COMPANIES FOR CONTROL (MUNICIPAL BOND FUND)

  We want to eliminate your Fund's current policy that prohibits "investing in companies for control." THIS POLICY HAS NO RELEVANCE TO YOUR FUND'S INVESTMENT PROGRAM; ITS ELIMINATION WOULD HAVE NO EFFECT ON THE WAY YOUR FUND OPERATES. As a tax-exempt income fund, your Fund does not invest in "companies." Rather, it invests in fixed income securities issued by state and local governments and government authorities. The existing policy is essentially a boilerplate legal provision that misses the mark with your Fund.

  HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THIS POLICY. Shareholders of the Fund's separate portfolios will vote separately on this proposal. Elimi-nating the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares vot-ed, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

  2F. INVESTMENTS IN A SINGLE STATE (MUNICIPAL BOND FUND)

  We want to reclassify your Fund's current policy on investments in a single state. OUR GOAL IS TO GIVE YOUR FUND THE FLEXIBILITY TO INVEST MORE THAN 25% OF ITS ASSETS IN A SINGLE STATE. As a fundamental policy, your Fund currently may invest no more than 25% of its total assets in securities issued by enti-ties conducting their principal activities in the same state. (This limitation excludes securities issued by the Federal government, its agencies and instru-mentalities and certificates of deposit.) By reclassifying this policy as "nonfundamental," we could increase--or even eliminate--the 25% single state limit in the future without further shareholder approval.

  YOUR FUND HAS NO CURRENT PLANS TO INCREASE ITS SINGLE STATE INVESTMENTS BE-YOND 25%. However, there can be wide variation in the attractiveness of the municipal securities markets of different states. From time to time, your Fund's portfolio managers may determine that a particular state offers the most favorable investment opportunities. In such a case, we believe that your Fund should have the flexibility to invest more than 25% of its assets in that state. By obtaining this flexibility now, your Fund will be able to react quickly to future state developments--without the expense and delay of a fu-ture shareholder vote.

  STATE CONCENTRATION CARRIES RISK. State concentration is a double-edged sword. By investing more than 25% of its assets in a booming state, your Fund could participate more fully in that state's good financial fortunes. At the same time, if the portfolio managers misjudge the overall attractiveness of a particular state, your Fund could end up magnifying its exposure to that state's financial woes. Keep in mind, however, that shareholder approval of this proposal will not alter your Fund's investment objective or any of its other policies. The credit quality and maturity guidelines used by your Fund to evaluate individual bonds and money market instruments would remain the same.

  HOW MANY SHAREHOLDER VOTES WE NEED TO RECLASSIFY THIS POLICY AS NONFUNDAMENTAL. Shareholders of the Fund's separate portfolios will vote sepa-rately on this proposal. Eliminating the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO ELIM-INATE THIS POLICY.

  2G. INVESTMENTS IN INDUSTRIAL REVENUE BONDS (ALL STATE TAX-FREE FUNDS,
       EXCEPT NEW JERSEY)

  We want to eliminate your Fund's current policy that imposes special re-strictions on investments in industrial revenue and development bonds. THESE SPECIAL RESTRICTIONS ARE UNWARRANTED, SINCE THE RISKS ASSOCIATED WITH INDUS-TRIAL REVENUE BONDS ARE NOT MARKEDLY DIFFERENT THAN THE RISKS ASSOCIATED WITH OTHER SECURITIES IN WHICH THE FUND INVESTS. Your Fund's current policy gener-ally states that the Fund will not:

 .   Invest more than 5% of its total assets in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three years operating history.

 .   Invest more than 20% of its assets in industrial development bonds.

  WHAT ARE INDUSTRIAL REVENUE AND DEVELOPMENT BONDS? Industrial revenue and development bonds are issued to finance the construction and maintenance of special facilities or projects. These could include highways, bridges, gas lines, sewer systems, airports, hospitals and many other types of capital pro-jects. Revenues from the facility generally are the sole source of funds for making principal and interest payments to bond holders. Unlike the general ob-ligation bonds issued by a municipality, industrial development and revenue bonds are NOT supported by the issuer's power to levy taxes.

  NOT ALL INDUSTRIAL REVENUE AND DEVELOPMENT BONDS ARE CREATED EQUAL. Some are high quality, some are low quality. The current policy's shortcoming is that it essentially treats all industrial revenue and development bonds alike; that is, they're all subject to the same percentage restrictions. We believe there is a better approach: Your Fund should be able to purchase industrial revenue and development bonds without limit, SUBJECT TO ITS USUAL STRINGENT CREDIT QUALITY AND MATURITY GUIDELINES. (The credit quality guidelines require at least 80% of your Fund's assets to be invested in high quality securities--or, insured securities, for the Long-Term and Intermediate-Term Portfolios--at all times.) This approach will expand the universe of securities in which your Fund can invest, without necessarily increasing its risk.

  HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THIS POLICY. Shareholders of each Fund's separate portfolios will vote separately on this proposal. Elimi-nating the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on May 11, 1998, or (ii) 67% of the shares vot-ed, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

-------------------------------------------------------------------------------

PART 3--MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

  This section provides information on a number of topics relating to proxy voting and shareholder meetings.

  PROXY SOLICITATION METHODS. Your Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. In addition, Vanguard employees and officers may so-licit shareholder proxies in person, by telephone, or through the Internet. We may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on the Fund's behalf. This proce-dure, which is expected to cost the Fund approximately $4 per shareholder vote, will be employed only after all more cost-effective means of soliciting shareholder votes have been exhausted.

  PROXY SOLICITATION COSTS. Your Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

  QUORUM. In order for the shareholder meeting to go forward, your Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your Fund will count broker non-votes toward a quorum, but not to-ward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

  REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, Raymond J. Klapinsky, at 100 Vanguard Boulevard, Malvern, PA 19355, or by voting in person at the meeting. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card, by toll-free telephone call, or at our website.

  SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for your Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 1999.

  NOMINEE ACCOUNTS. Upon request, the Vanguard Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial own-ers of the Funds' shares. Please submit invoices for our review to Vanguard Legal Department, P.O. Box 2600, Valley Forge, PA 19482-2600.

  ANNUAL/SEMIANNUAL REPORTS. Your Fund's most recent annual and semiannual re-ports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-891-5345 or write us at P.O. Box 2600, Valley Forge, PA 19482-2600.

  LITIGATION. Your Fund is not involved in any litigation.

  OTHER MATTERS. At this point, we know of no other business to be brought be-fore the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

  THE VANGUARD GROUP, INC. Your Fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the Funds it oversees (and therefore by the shareholders of those Funds). Vanguard provides the Funds--more than 95 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis.

  ONE EXCEPTION: Institutional Index Fund is not a member fund, but it is serviced by Vanguard for a fee.

-------------------------------------------------------------------------------

PART 4--FUND INFORMATION

  This section contains background information about your Fund and its invest-ment adviser(s).

A. YOUR FUND (AS OF APRIL 16, 1998)

                                   FUND    NET ASSETS   OUTSTANDING     5%
FUND/PORTFOLIO                   INCEPTION   ($000)       SHARES      OWNERS*
--------------                   --------- ----------   -----------   -------
BALANCED INDEX FUND                1992    $ 1,496,892    84,713,766   None
INDEX TRUST
 500                               1976    $60,399,675   587,202,747   None
 Extended Market                   1987    $ 3,651,631   106,023,812   None
 Growth                            1992    $ 3,484,079   134,572,370   None
 Mid Capitalization Stock**        1998    $                           None
 Small Capitalization Growth
   Stock**                         1998    $       N/A           N/A    N/A
 Small Capitalization Stock        1960    $ 3,265,949   124,603,724   None
 Small Capitalization Value
   Stock**                         1998    $       N/A           N/A    N/A
 Total Stock Market                1992    $ 8,528,355   330,941,225 (1)(2)(3)
 Value                             1992    $ 2,233,162    95,720,597   None
INSTITUTIONAL INDEX FUND           1990    $22,408,769   219,259,773   None
INTERNATIONAL EQUITY INDEX FUND
 Emerging Markets                  1994    $   743,832    69,647,187  (4)(5)
 European                          1990    $ 3,458,804   138,131,150    (6)
 Pacific                           1990    $   917,427   117,318,065    (7)
MUNICIPAL BOND FUND
 Money Market                      1980    $ 5,697,841 5,697,841,012   None
 Short-Term                        1977    $ 1,560,193   100,140,730   None
 Limited-Term                      1987    $ 2,099,815   195,331,672   None
 Intermediate-Term                 1977    $ 7,193,019   538,399,632   None
 Long-Term                         1977    $ 1,371,351   122,006,301   None
 Insured Long-Term                 1984    $ 2,108,122   168,245,995   None
 High-Yield                        1978    $ 2,479,188   227,239,959   None
CALIFORNIA TAX-FREE FUND
 Money Market                      1987    $ 1,941,322 1,941,321,874   None
 Insured Intermediate-Term         1994    $   738,294    68,870,731   None
 Insured Long-Term                 1986    $ 1,297,330   113,205,032   None
FLORIDA INSURED TAX-FREE FUND      1992    $   691,792    61,220,568   None
NEW JERSEY TAX-FREE FUND
 Money Market                      1988    $ 1,083,736 1,083,735,662   None
 Insured Long-Term                 1988    $   999,295    84,829,818   None

                              FUND    NET ASSETS  OUTSTANDING    5%
FUND/PORTFOLIO              INCEPTION   ($000)      SHARES     OWNERS*
--------------              --------- ----------  -----------  -------
NEW YORK TAX-FREE FUND
 Money Market                 1997    $  303,323   303,323,378  None
 Insured Long-Term            1986    $1,236,902   111,332,358  None
OHIO TAX-FREE FUND
 Money Market                 1990    $  283,180   283,180,003  None
 Insured Long-Term            1990    $  277,531    23,499,650  None
PENNSYLVANIA TAX-FREE FUND
 Money Market                 1988    $1,726,012 1,726,011,699  None
 Insured Long-Term            1986    $1,822,840   160,461,277  None

---------------------------------------
*SEC rules require each Fund to tell you the name and address of any person known to be the beneficial owner of more than 5% of any class of the Fund's outstanding shares. The Fund must also tell you how many shares such persons own and what percentage of the class these shares represent.

**Fund inception, April 20, 1998.

(1) RJR Nabisco Defined Contribution Master Trust, P.O. Box 3073 MC NC 31057, Winston-Salem, NC, 27150, owns approximately 35,389443 shares (10.69%).

(2) Vanguard LifeStrategy--Growth Portfolio, P.O. Box 1101, Valley Forge, PA 19482-1101, owns approximately 29,46384 shares (8.81%).

(3) Vanguard LifeStrategy--Moderate Growth Portfolio, P.O. Box 1101, Valley Forge, PA 19482-1101, owns approximately 23,347,022 shares (7.05%).

(4) Vanguard Total International Portfolio, P.O. Box 1101, Valley Forge, PA 19482-1101, owns approximately 12,104,125 shares (17.38%).

(5) Barclays Global Investors, Trustee, Mars Deferred Compensation Plan, 45 Fremont Street, San Francisco, CA 94105-2204, owns approximately 5,149,587 shares (7.39%).

(6) Vanguard Total International Portfolio, P.O. Box 1101, Valley Forge, PA 19482-1101, owns approximately 29,400,371 shares (21.28%).

(7) Vanguard Total International Portfolio, P.O. Box 1101, Valley Forge, PA 19482-1101, owns approximately 37,053,730 shares (31.58%).

B. YOUR FUND'S INVESTMENT ADVISER

  The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355, serves as the sole investment adviser to each of the Vanguard Funds covered in this proxy statement.

-------------------------------------------------------------------------------

PART 5--DIRECTOR/TRUSTEE INFORMATION

  Your "yes" vote on the reorganization proposal (see page 2) will be treated as a vote to elect each of your Fund's current Directors/Trustees to the posi-tion of Trustee with the newly organized Delaware business trust. Following the reorganization, the Trustees will serve until the next election or until their terms are for some reason terminated.

  This section provides detailed information about the individual Directors/ Trustees. The information presented includes:

  . The backgrounds and qualifications of the Directors/Trustees.

  . The identity of your Fund's principal executive officers.

  . How many Fund shares are owned by management.

  . How often the Board and its committees meet.

  . How Directors/Trustees are compensated.

A. THE BACKGROUNDS AND QUALIFICATIONS OF DIRECTORS/TRUSTEES

  Except as otherwise noted, the individuals listed below currently serve as Directors/Trustees of The Vanguard Group, Inc. and all Vanguard Funds. The mailing address of the Directors/Trustees is P.O. Box 876, Valley Forge, PA 19482.

                                PRINCIPAL OCCUPATION DURING THE
 NAME                       AGE LAST FIVE YEARS AND OTHER DIRECTORSHIPS
 ----                       --- ---------------------------------------
 John C. Bogle(1)            69 Senior Chairman of the Board and Director of The
                                  Vanguard Group, Inc., and all Vanguard Funds;
                                  Director of The Mead Corporation, General Accident
                                  Insurance Company, and Chris-Craft Industries, Inc.
 John J. Brennan(1)          43 Chairman of the Board, Director, President, and Chief
                                  Executive Officer of The Vanguard Group, Inc., and
                                  all Vanguard Funds
 Robert E. Cawthorn(2)       62 Chairman Emeritus and Director of Rhone-Poulenc Rorer,
                                  Inc.; Managing Director of Global Health Care
                                  Partners/DLJ Merchant Banking Partners; Director of
                                  Sun Company, Inc., and Westinghouse Electric Corp.
 Barbara Barnes Hauptfuhrer  69 Director of The Great Atlantic and Pacific Tea Co.,
                                  IKON Office Solutions, Inc., Raytheon Co., Knight-
                                  Ridder, Inc., Massachusetts Mutual Life Insurance
                                  Co., and Ladies Professional Golf Association;
                                  Trustee Emerita of Wellesley College

                           PRINCIPAL OCCUPATION DURING THE
 NAME                  AGE LAST FIVE YEARS AND OTHER DIRECTORSHIPS
 ----                  --- ---------------------------------------
 Bruce K. MacLaury(3)   66 President Emeritus of The Brookings Institution; Director
                             of American Express Bank Ltd., The St. Paul Companies,
                             Inc., and National Steel Corp.
 Burton G. Malkiel(4)   65 Chemical Bank Chairman's Professor of Economics, Princeton
                             University; Director of Prudential Insurance Co. of
                             America, Amdahl Corp., Baker Fentress & Co., The Jeffrey
                             Co., and Southern New England Telecommunications Co.
 Alfred M. Rankin, Jr.  56 Chairman, President, and Chief Executive Officer of NACCO
                             Industries, Inc.; Director of NACCO Industries, The
                             BFGoodrich Co., and The Standard Products Co.
 John C. Sawhill        61 President and Chief Executive Officer of The Nature
                             Conservancy; formerly, Director and Senior Partner of
                             McKinsey & Co. and President of New York University;
                             Director of Pacific Gas and Electric Co., Procter &
                             Gamble Co., and NACCO Industries
 James O. Welch, Jr.    66 Retired Chairman of Nabisco Brands, Inc.; retired Vice
                             Chairman and Director of RJR Nabisco; Director of TECO
                             Energy, Inc., and Kmart Corp.
 J. Lawrence Wilson     61 Chairman and Chief Executive Officer of Rohm & Haas Co.;
                             Director of Cummins Engine Co. and The Mead Corporation;
                             Trustee of Vanderbilt University

--------------
(1) Messrs. Bogle and Brennan are considered "interested persons" because they serve as Fund officers, as well as Directors/Trustees.

(2) Mr. Cawthorn is expected to retire effective on, or about, May 31, 1998.

(3) Mr. MacLaury does not serve as a Director/Trustee of Vanguard Municipal Bond Fund or the Vanguard State Tax-Free Funds.

(4) Mr. Malkiel does not serve as a Director of Vanguard Equity Income Fund.

B. PRINCIPAL EXECUTIVE OFFICERS

  The following individuals are the principal executive officers of The Van-guard Group, Inc., and all Vanguard Funds. Each principal executive officer has held substantially the same position with the Funds for the last five years or more (except that Mr. Brennan succeeded Mr. Bogle as Chairman of the Board on January 31, 1998). Their mailing address is P.O. Box 876, Valley Forge, PA 19482.

 NAME                 AGE OFFICE
 ----                 --- ------
 John C. Bogle         68 Senior Chairman of the Board
 John J. Brennan       43 Chairman of the Board, President, and Chief Executive
                            Officer
 Raymond J. Klapinsky  59 Secretary
 Richard F. Hyland     60 Treasurer
 Karen E. West         51 Controller

C. FUND SHARES OWNED BY DIRECTORS/TRUSTEES

  Messrs. Bogle and Brennan each have invested substantially all of their as-sets in the Vanguard Funds. The independent Directors/Trustees are also com-mitted to investing a significant portion of their assets in the Funds. All Directors/Trustees allocate their investments among more than 95 Vanguard Funds based on their own investment needs. Their aggregate Vanguard invest-ments totaled over $89.9 million as of March 31, 1998. The total amount of Fund shares beneficially owned by each Director/Trustee as of that date, along with the year in which each individual became a Director/Trustee of the Van-guard Funds, appears below. As of March 31, 1998, the Directors/Trustees and officers owned less than 1% of each Fund's total outstanding shares.

JOHN C. BOGLE (1966)

  Index Trust (IT)-500 Portfolio--14,572 shares [3,837 shares]; IT-Extended Market Portfolio--14,903 shares [15,767 shares]; IT-Small Capitalization Stock Portfolio--22,783 shares; IT-Total Stock Market Portfolio--[16,588]; Interna-tional Equity Index Fund-European Portfolio--[12,377 shares]; Municipal Bond Fund (MBF)-Limited-Term Portfolio--223,807 shares [75,786 shares]; MBF-Intermediate-Term Portfolio--92,036 shares [98,125 shares]; MBF-High-Yield Portfolio--12,061 shares; Pennsylvania Tax-Free Fund-Insured Long-Term Portfo-lio--5,776 shares; all Vanguard Funds--1,691,075 shares [1,148,663 shares].
Note: The bracketed amounts represent shares held by charitable and related trusts, created by Mr. Bogle, in which he disclaims ownership, control or vot-ing power.

JOHN J. BRENNAN (1987)

  Balanced Index Fund--2,234 shares; Index Trust (IT)-500 Portfolio--7,133 shares; IT-Extended Market Portfolio--820 shares; IT-Total Stock Market Port-folio--67,727 shares; International Equity Index Fund (IEIF)-Emerging Markets Portfolio--6,627 shares; IEIF-European Portfolio--21,098 shares; IEIF-Pacific

Portfolio--31,034 shares; Municipal Bond Fund-Limited-Term Portfolio--13,977 shares; Pennsylvania Tax-Free Fund (PTFF)-Money Market Portfolio--853 shares; PTFF-Insured Long-Term Portfolio--140,369 shares; all Vanguard Funds--669,270 shares.

ROBERT E. CAWTHORN (1992)

  Index Trust (IT)-Extended Market Portfolio--3,038 shares; IT-Small Capital-ization Stock Portfolio--3,830 shares; International Equity Index Fund (IEIF)- Emerging Markets Portfolio--24,537 shares; IEIF-European Portfolio--3,186 shares; IEIF-Pacific Portfolio--9,349 shares; Municipal Bond Fund (MBF)-Money Market Portfolio--7,684,859 shares; MBF-Intermediate-Term Portfolio--20,007 shares; all Vanguard Funds--7,857,986 shares.

BARBARA B. HAUPTFUHRER (1972)

  Index Trust (IT)-500 Portfolio--963 shares; IT-Extended Market Portfolio-- 213 shares; International Equity Index Fund-European Portfolio--599 shares; Municipal Bond Fund (MBF)-Money Market Portfolio--671,896 shares; MBF-Short-Term Portfolio--60,454 shares; all Vanguard Funds--1,933,350 shares.

BRUCE K. MACLAURY (1989)

  All Vanguard Funds--20,373 shares.

BURTON G. MALKIEL (1977)

  Index Trust (IT)-500 Portfolio--5,188 shares; IT-Extended Market Portfolio-- 5,107 shares; IT-Total Stock Market Portfolio--9,538 shares; International Eq-uity Index-European Portfolio--8,464 shares; New Jersey Tax-Free Fund-Money Market Portfolio--231,239 shares; all Vanguard Funds--434,613 shares.

ALFRED M. RANKIN, JR. (1992)

  Index Trust-500 Portfolio--2,431 shares; All Vanguard Funds--442,514 shares.

JOHN C. SAWHILL (1991)

  International Equity Index Fund (IEIF)-European Portfolio--8,131 shares; IEIF-Pacific Portfolio--8,272 shares; Municipal Bond Fund (MBF)-Limited-Term Portfolio--460,299 shares; MBF-Insured Long-Term Portfolio--125,223 shares; all Vanguard Funds--798,526 shares.

JAMES O. WELCH, JR. (1971)

  Index Trust-Extended Market Portfolio--5,323 shares; Municipal Bond Fund-Short-Term Portfolio--1,022 shares; all Vanguard Funds--149,501 shares.

J. LAWRENCE WILSON (1985)

  Index Trust (IT)-Extended Market Portfolio--12,508 shares; IT-Small Capital-ization Stock Portfolio--12,544 shares; International Equity Index Fund-European Portfolio--23,748 shares; Municipal Bond Fund (MBF)-Money Market

Portfolio--1,402,100 shares; MBF-Limited-Term Portfolio--30,072 shares; MBF-Short-Term Portfolio--12,768 shares; MBF-Intermediate-Term Portfolio--9,217 shares; all Vanguard Funds--1,588,291 shares.

D. BOARD AND COMMITTEE MEETINGS

  During 1997, your Fund's Board of Directors/Trustees held eleven meetings.

  Your Board has a standing Compensation, Nomination, and Audit Committee, which consists of all Directors/Trustees who are not "interested persons" of the Fund (that is, all but Messrs. Bogle and Brennan). During 1997, the Com-mittee held five meetings. The Committee's role is to:

  1. Evaluate the performance of your Fund's officers and employees.

  2. Develop and approve the compensation arrangements for your Fund's offi-cers and employees.

  3. Interview, evaluate and recommend to shareholders candidates for elec-tion to your Fund's Board of Directors/Trustees. (The Committee will consider shareholder nominations for Director/Trustee; please write to Mr. Wilson, Chairman of the Committee.)

  4. Select your Fund's independent accountants and review their fees.

  5. Oversee your Fund's internal controls.

  Following the reorganization, your Fund's Board of Trustees will form a sim-ilar committee.

E. DIRECTOR/TRUSTEE COMPENSATION

  The same individuals serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation (except that Institutional Index Fund's Trustees are compensated by Vanguard). The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds. The reorganization (Proposal 1) will not change the compensation arrangements described in this section.

  INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund-- in three ways:

  . The independent Directors/Trustees receive an annual fee for their serv-ice to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

  . The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

  . Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following re-tirement, or until the Director's/Trustee's death.

  "INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/Trustees-- Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid by The Vanguard Group, Inc., for services that include their role as officers of the Funds.

  COMPENSATION TABLES. The following tables provide compensation details for each of the Directors/Trustees. For each Fund covered in this proxy statement, we list the amounts paid as compensation and accrued as retirement benefits by that Fund for each Director/Trustee. (The only exception here is that there is no compensation table for Institutional Index Fund, since that Fund pays no direct compensation to its Trustees.) In addition, the last table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown in this section relates to each Fund's most recent fiscal year.

                      BALANCED INDEX
                           FUND                         INDEX TRUST
DIRECTORS/    AGGREGATE    ACCRUED PENSION/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS COMPENSATION RETIREMENT BENEFITS
----------   ------------ ------------------- ------------ -------------------
Bogle            None            None              None            None
Brennan          None            None              None            None
Cawthorn         $258            $ 31           $12,781          $1,536
Hauptfuhrer      $258            $ 37           $12,781          $1,843
MacLaury         $273            $ 35           $13,603          $1,761
Malkiel          $259            $ 25           $12,862          $1,237
Rankin           $258            $ 20           $12,781          $  970
Sawhill          $258            $ 23           $12,781          $1,152
Welch            $258            $ 29           $12,781          $1,418
Wilson           $258            $ 21           $12,781          $1,024

                   INTERNATIONAL EQUITY
                        INDEX FUND                  MUNICIPAL BOND FUND
DIRECTORS/    AGGREGATE    ACCRUED PENSION/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS COMPENSATION RETIREMENT BENEFITS
----------   ------------ ------------------- ------------ -------------------
Bogle             None           None              None           None
Brennan           None           None              None           None
Cawthorn        $1,032           $124            $5,890           $733
Hauptfuhrer     $1,032           $149            $5,890           $879
MacLaury        $1,098           $142              None           None
Malkiel         $1,039           $100            $5,929           $590
Rankin          $1,032           $ 78            $5,890           $463
Sawhill         $1,032           $ 93            $5,890           $550
Welch           $1,032           $114            $5,890           $676
Wilson          $1,032           $ 83            $5,890           $489

                                                      FLORIDA INSURED
                 CALIFORNIA TAX-FREE FUND              TAX-FREE FUND
DIRECTORS/    AGGREGATE    ACCRUED PENSION/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS COMPENSATION RETIREMENT BENEFITS
----------   ------------ ------------------- ------------ -------------------
Bogle            None            None             None            None
Brennan          None            None             None            None
Cawthorn         $859            $107             $151            $ 19
Hauptfuhrer      $859            $128             $151            $ 23
MacLaury         None            None             None            None
Malkiel          $861            $ 86             $155            $ 15
Rankin           $859            $ 67             $151            $ 12
Sawhill          $859            $ 80             $151            $ 14
Welch            $859            $ 99             $151            $ 17
Wilson           $859            $ 71             $151            $ 13
                 NEW JERSEY TAX-FREE FUND          NEW YORK TAX-FREE FUND
DIRECTORS/    AGGREGATE    ACCRUED PENSION/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS COMPENSATION RETIREMENT BENEFITS
----------   ------------ ------------------- ------------ -------------------
Bogle            None            None             None            None
Brennan          None            None             None            None
Cawthorn         $514            $ 64             $287             $36
Hauptfuhrer      $514            $ 77             $287             $43
MacLaury         None            None             None            None
Malkiel          $514            $ 51             $291             $28
Rankin           $514            $ 40             $287             $23
Sawhill          $514            $ 48             $287             $27
Welch            $514            $ 59             $287             $33
Wilson           $514            $ 43             $287             $24
                                                        PENNSYLVANIA
                    OHIO TAX-FREE FUND                 TAX-FREE FUND
DIRECTORS/    AGGREGATE    ACCRUED PENSION/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS COMPENSATION RETIREMENT BENEFITS
----------   ------------ ------------------- ------------ -------------------
Bogle            None            None             None            None
Brennan          None            None             None            None
Cawthorn         $140             $18             $867            $108
Hauptfuhrer      $140             $21             $867            $129
MacLaury         None            None             None            None
Malkiel          $145             $14             $871             $87
Rankin           $140             $11             $867             $68
Sawhill          $140             $13             $867             $81
Welch            $140             $16             $867             $99
Wilson           $140             $12             $867             $72

                  ALL VANGUARD FUNDS (1)
DIRECTORS/    AGGREGATE    ACCRUED PENSION/
TRUSTEES     COMPENSATION RETIREMENT BENEFITS
----------   ------------ -------------------
Bogle             None             None
Brennan           None             None
Cawthorn       $70,000          $13,000
Hauptfuhrer    $70,000          $15,000
MacLaury       $65,000          $12,000
Malkiel        $70,000          $15,000
Rankin         $70,000          $15,000
Sawhill        $70,000          $15,000
Welch          $70,000          $15,000
Wilson         $70,000          $15,000

--------------
(1) All Directors/Trustees serve as such for 35 Vanguard Funds, except for Messrs. Malkiel and MacLaury, who serve on the Boards of 34 and 28 Vanguard Funds, respectively.

[LOGO OF VANGUARD GROUP APPEARS HERE]

Post Office Box 2600
Valley Forge,PA 19482

World Wide Web
www.vanguard.com

E-mail
online@vanguard.com




(C) 1998 Vanguard Marketing
Corporation,Distributor

PROX4. 0598-2.1MMD

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: EXTENDED MARKET PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

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12-DIGIT CONTROL NUMBER: (unavailable)

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                *Please detach at perforation before mailing*


VANGUARD CALIFORNIA TAX-FREE FUND: INSURED INTERMEDIATE-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
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12-DIGIT CONTROL NUMBER: (unavailable)

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                *Please detach at perforation before mailing*


VANGUARD OHIO TAX-FREE FUND: MONEY MARKET PORTFOLIO ("FUND")
PROXY SOLICITED BY BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD OHIO TAX-FREE FUND: INSURED LONG-TERM PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INSTITUTIONAL INDEX FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD NEW JERSEY TAX-FREE FUND: MONEY MARKET PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INTERNATIONAL EQUITY INDEX FUND: EUROPEAN PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building,Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: TOTAL STOCK MARKET PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD NEW YORK TAX-FREE FUND: INSURED LONG-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD PENNSYLVANIA TAX-FREE FUND: INSURED LONG-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INTERNATIONAL EQUITY INDEX FUND: PACIFIC PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD CALIFORNIA TAX-FREE FUND: INSURED LONG-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD CALIFORNIA TAX-FREE FUND: MONEY MARKET PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD PENNSYLVANIA TAX-FREE FUND: MONEY MARKET PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------
                                                         [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: SMALL CAPITALIZATION STOCK PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: INSURED LONG-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: HIGH-YIELD PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: MONEY MARKET PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: INTERMEDIATE-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: LONG-TERM PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: 500 PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: SHORT-TERM PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD FLORIDA INSURED TAX-FREE FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD MUNICIPAL BOND FUND: LIMITED-TERM PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: GROWTH PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD NEW YORK TAX-FREE FUND: MONEY MARKET PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INDEX TRUST: VALUE PORTFOLIO ("FUND")
PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD BALANCED INDEX FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD NEW JERSEY TAX-FREE FUND: INSURED LONG-TERM PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
----------------------------------------                 [LOGO OF VANGUARD GROUP
                                                               APPEARS HERE]

CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: (unavailable)

(See enclosed insert for further instructions to vote by phone/internet)

                *Please detach at perforation before mailing*


VANGUARD INTERNATIONAL EQUITY INDEX FUND: EMERGING MARKETS PORTFOLIO ("FUND") PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on July 24, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                            IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                                VOTING BY PHONE OR INTERNET


                                      Date
                                           ------------------------
                                      NOTE: Please sign exactly as your name
                                      appears on this proxy. When signing in a
                                      fiduciary capacity, such as executor,
                                      administrator, trustee, attorney,
                                      guardian, etc., please so indicate.
                                      Corporate and partnership proxies should
                                      be signed by an authorized person
                                      indicating the person's title.
                                      ------------------------------------------


                                      ------------------------------------------
CONTINUED ON REVERSE SIDE             Signature(s) (and Title(s), if applicable)

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

                - Please detach at perforation before mailing -

            PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.

                                                                                        FOR          AGAINST          ABSTAIN
1.  To reorganize the Fund into a Delaware business trust. (All Funds)                  [_]            [_]              [_] 1.

2.  To change the Fund's fundamental investment limitations with regards to:

    2a.  The interfund lending program. (All Funds except Mid Capitalization Stock,     [_]            [_]              [_] 2a.
         Small Capitalization Value Stock, and Small Capitalization Growth Stock
         Portfolios

    2b.  Borrowing money and pledging assets (All Funds)                                [_]            [_]              [_] 2b.

    2c.  Investments in securities owned by affiliates. (Municipal Bond Fund and
         State Tax-Free Funds)                                                          [_]            [_]              [_] 2c.

    2d.  Bonds secured by interests in oil, gas or mineral programs. (Municipal
         Bond Fund and State Tax-Free Funds)                                            [_]            [_]              [_] 2d.

    2e.  Investing in companies for control. (Municipal Bond Fund)                      [_]            [_]              [_] 2e.

    2f.  Investments in a single state. (Municipal Bond Fund)                           [_]            [_]              [_] 2f.

    2g.  Investments in industrial revenue bonds. (All State Tax-Free Funds
         except New Jersey Tax-Free Fund)                                               [_]            [_]              [_] 2g.
                                                                                                                             VAN PH4

                          PLEASE SIGN ON REVERSE SIDE